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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                     Date of Report: November 9, 1998


                      OLD KENT FINANCIAL CORPORATION
                       (Exact name of registrant as
                         specified in its charter)


          MICHIGAN                   0-12216             38-1986608
       (State or other             (Commission          (IRS Employer
       jurisdiction of            File Number)       Identification no.)
       incorporation)

             111 LYON STREET, N.W.
            GRAND RAPIDS, MICHIGAN                           49503
   (Address of principal executive offices)                (Zip Code)

                      Registrant's telephone number,
                   including area code:  (616) 771-5000





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Item 5.   OTHER EVENTS.

          Old Kent Financial Corporation ("Old Kent") acquired First Evergreen Corporation ("First Evergreen"), a Delaware corporation with headquarters in Evergreen Park, Illinois, in a transaction that was effective as of October 1, 1998. In the transaction, First Evergreen merged with and into Old Kent. All outstanding shares of First Evergreen were converted into Old Kent common stock, except for insignificant cash payments for fractional shares. Old Kent will account for the acquisition as a pooling-of-interests.

          ASR 135, as interpreted by SAB 65, indicates that no affiliate of either combining company may reduce its risks relating to its common shareholder position during a period ending when financial results including at least 30 days of post-merger combined operations have been published. This Form 8-K is filed for the purpose of publishing combined operating results to satisfy this provision. The following is a combined, condensed unaudited statement of the results of operations of Old Kent Financial Corporation and its subsidiaries for the month ended October 31, 1998.

          Pre-tax income includes $28.5 million of one-time restructuring costs, credit loss provisions, and other merger-related charges. These charges result in a $19.7 million negative impact to net income. Operating results for the one month period ended October 31, 1998 are not necessarily indicative of the results that may be expected for the three-month period or the year ended December 31, 1998.

          The following statement does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. For further information, reference should be made to the consolidated financial statements and footnotes included in Old Kent Financial Corporation's annual report on Form 10-K for the year ended December 31, 1997, and its quarterly report on Form 10-Q for the quarter ended June 30, 1998.














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
                      OLD KENT FINANCIAL CORPORATION
          CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                                       FOR THE
                                                     MONTH ENDED
     (IN THOUSANDS OF DOLLARS)                     OCTOBER 31, 1998
                                                   ----------------
     Interest Income                                    $96,560
     Interest Expense                                    46,618
                                                        -------
     Net Interest Income                                 49,942
                                                        -------
     Provision for Loan Losses                            5,948
                                                        -------
     Net Interest Income After Provision                 43,995
                                                        -------

     Other Income:

       Mortgage Banking Revenues                         11,836
       Investment Management & Trust Revenues             5,943
       Deposit Account Revenues                           4,836
       Other Income                                       6,347
                                                        -------
     Total Other Income                                  28,962
                                                        -------

     Other Expenses:

       Salary and Benefits Expense                       28,849
       Occupancy & Equipment                              6,714
       Other Expenses                                    39,952
                                                        -------
     Total Other Expenses                                75,515
                                                        -------

     Income before Taxes                                 (2,558)
        Income Taxes                                        (58)
                                                        -------
     Net income                                         $(2,500)
                                                        =======





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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 9, 1998            OLD KENT FINANCIAL CORPORATION
                                   (Registrant)


                                   By: /S/ ALBERT T. POTAS
                                       Albert T. Potas
                                       Senior Vice President



































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